UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2021

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54318 (Commission File Number)	98-0573252 (IRS Employer Identification No.)

3565 General Atomics Court, Suite 100

San Diego, California 92121

24 North Main Street

Pennington, NJ 08534-2218

(Address of Principal Executive Offices)

(855) 662-6732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2021, OncoSec Medical Incorporated (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with BTIG, LLC, as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell in an underwritten offering (the “Offering”) an aggregate of 7,711,284 shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), at an offering price of $5.45 per share, for gross proceeds of approximately $42 million, less underwriting discounts and commissions. The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-233447), initially filed with the Securities and Exchange Commission (the “Commission”) on August 23, 2019, amended on June 23, 2020, and declared effective on June 26, 2020, and the registration statement on Form S-3MEF (File No. 333-252281), filed with the Commission on January 20, 2021, each as supplemented by the prospectus supplement dated January 21, 2021 relating to the Offering.

The closing of the Offering is subject to satisfaction of customary closing conditions set forth in the Underwriting Agreement and is expected to occur on or about January 25, 2021.

The summary of the Underwriting Agreement set forth above does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1. The Underwriting Agreement includes customary representations, warranties, closing conditions and covenants by the Company and the Underwriters.

Alston & Bird LLP delivered an opinion as to the validity of the Shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated January 21, 2021, between OncoSec Medical Incorporated and BTIG, LLC, as representative of the several underwriters named therein.
5.1	Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED
(Registrant)

Date: January 21, 2021	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer and President